ADVANCED SERIES TRUST

AST J.P. Morgan Global Thematic Portfolio

Supplement dated November 1, 2012 to the Prospectus dated April 30, 2012

Security Capital Research & Management Incorporated (the “Sub-subadvisor”) was previously expected to begin serving as sub-subadvisor to AST J.P. Morgan Global Thematic Portfolio (the “Portfolio) on October 31, 2012. The Sub-subadvisor is now expected to begin serving the Portfolio on or about November 30, 2012.

ASTSUP12